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

                       MID ATLANTIC MEDICAL SERVICES, INC.
             NON-QUALIFIED STOCK OPTION AGREEMENT FOR GEORGE T. JOCHUM

          AGREEMENT ("Agreement") dated this ---- day of ---------, 199- by and between Mid Atlantic Medical Services, Inc., a Delaware corporation ("Corporation"), and George T. Jochum, the Chairman of the Board, President and Chief Executive Officer of the Corporation ("Optionee").

          WHEREAS, the Corporation desires to have Optionee continue in its employ and to provide Optionee with an incentive by sharing in the success of the Corporation;

          WHEREAS, in order to provide such an incentive to its officers and key employees, the Corporation has adopted the Mid Atlantic Medical Services, Inc. 1996 Non-Qualified Stock Option Plan ("Plan");

          WHEREAS, the Corporation desires to grant to Optionee under the Plan options not intended to qualify as "incentive stock options" within the meaning of Section 422 or any successor provision of the Internal Revenue Code of 1986, as amended ("Code"); and

          WHEREAS, unless otherwise provided herein, capitalized terms used in this Agreement shall have the meaning given them in the Plan;

          NOW, THEREFORE, in consideration of the mutual covenants and representations herein contained and intending to be legally bound, the parties hereto agree as follows:

          1. NUMBER OF SHARES AND PRICE. The Corporation hereby grants to the Optionee an option ("Option") to purchase the number of shares of Common Stock set forth on the attached Face Sheet of this Agreement. The exercise price per share of Common Stock of the Option shall be as is set forth on the attached Face Sheet of this Agreement, such price being the Fair Market Value per share of Common Stock on the Date of Grant of the Option. The Option is not intended to qualify as an "incentive stock option" under Section 422 of the Code.

          2. TERM AND EXERCISE. The Option shall expire five (5) years from the date hereof, subject to earlier termination as set forth in Section
     3. Subject to the provisions of Section 3, the Option shall become exercisable in installments as set forth on the attached Face Sheet of this Agreement.

          3.  EXERCISE OF OPTION UPON TERMINATION OF EMPLOYMENT.

               (a)     TERMINATION  OF  VESTED  OPTION   UPON  TERMINATION  OF
     EMPLOYMENT.

                    (i) TERMINATION. Upon the Optionee's Termination of Employment for any reason other than for Cause (as hereinafter defined), the Optionee may exercise all or any part of the Option (whether or not it was exercisable at the date of Termination of Employment), but only to the extent not previously exercised, until the Option terminates in accordance with Section 2.

                    (ii)  CAUSE.   In the event the Optionee's  Termination of
     Employment for  Cause, the  Optionee may  exercise all or  a part  of the
     Option, but only to the extent the Option was exercisable  on the date of


     Termination  of Employment.   In  no event,  however, may  the  Option be
     exercised later than the expiration date described in Section 2.

                    (iii) DEFINITION OF CAUSE. "Cause" means (A) failure or refusal by the Optionee to perform his duties in accordance with his Employment Agreement with the Corporation, including without limitation, the duty to keep the Board or the Board of Directors of MD-Individual Practice Association, Inc. adequately informed and to submit to each of such Boards such written reports as it may reasonably require; (B) any material act of self-dealing between the Optionee and the Corporation's business that is not disclosed in full to, and approved by, the Board;
     (C) misrepresentation of the performance and affairs of the Corporation and other matters affecting the Corporation; (D) deliberate falsification by the Optionee of any records or reports; (E) fraud on the part of the Optionee; (F) theft, embezzlement or misappropriation by the Optionee of any funds of the Corporation, or conviction of the Optionee for any felony; (G) execution by the Optionee of any document transferring or creating any material lien or encumbrance on any property of the Corporation without authorization of the Board; or (H) refusal to submit to such reasonable periodic examinations by a physician or medical group as may be mutually acceptable to the Corporation and the Optionee (or his legal representative) upon the reasonable request of the Corporation and at its expense, or refusal to make available to the Corporation the results of such examinations.

               (b) TERMINATION OF UNVESTED OPTION UPON TERMINATION OF EMPLOYMENT. Except as provided in Section 3(a)(i), to the extent all or any part of the Option was not exercisable as of the date of Termination of Employment, the unexercisable portion of the Option shall expire at the date of such Termination of Employment.

               (c) CHANGE OF CONTROL. Notwithstanding anything to the contrary in Section 2 or this Section 3, in the event one of the events specified in Section 8.05(d)(i), (ii), (iii) or (iv) of the Plan occurs, the provisions of such Section 8.05(d) shall determine when the Option becomes exercisable, when it may be exercised and when it expires.

          4.    EXERCISE  PROCEDURES.   The  Option  shall  be exercisable  by
     written  notice to  the  Corporation,  which  must  be  received  by  the
     Secretary of the Corporation not  later than 5:00 P.M. local time  at the principal executive office of  the Corporation on the expiration  date of
     the  Option.   Such written  notice  shall set  forth (a)  the  number of shares of Common Stock being purchased, (b) the total  exercise price for the  shares of  Common Stock being  purchased, (c)  the exact  name as it should appear on the stock certificate(s)  to be issued for the shares of
     Common Stock  being purchased,  and (d)  the address  to which  the stock certificate(s) should be  sent.  The exercise  price of shares  of Common
     Stock purchased upon exercise of the Option shall be paid  in full (a) in cash,  (b) by  delivery to  the  Corporation of  shares  of Common  Stock
     (which shares  of  Common Stock  must have  been held  for  at least  six months), (c)  in any combination of  cash and shares of  Common Stock, or
     (d)  by delivery  of  such other  consideration  as the  Committee  deems appropriate and in compliance  with applicable law (including  payment in
     accordance   with  a  cashless  exercise  program   under  which,  if  so
     instructed  by the  Optionee,  shares  of  Common  Stock  may  be  issued directly to  the Optionee's broker or dealer upon receipt of the exercise
     price  in cash from the broker or dealer).   In the event that any shares
     of Common Stock  shall be transferred to  the Corporation to  satisfy all or any part of the exercise price, the part of the exercise price  deemed to have been  satisfied by such transfer of shares  of Common Stock shall be equal to the product  derived by multiplying the Fair Market  Value as


     of the date of exercise times the number of shares of Common Stock transferred to the Corporation. Any shares of Common Stock tendered in payment shall be duly endorsed in blank or accompanied by stock powers duly endorsed in blank. The Optionee may not transfer to the Corporation in satisfaction of the exercise price any fraction of a share of Common Stock, and any portion of the exercise price that would represent less than a full share of Common Stock must be paid in cash by the Optionee. Subject to Section 8 hereof, certificates for the purchased shares of Common Stock will be issued and delivered to the Optionee as soon as practicable after the receipt of such payment of the exercise price; PROVIDED, HOWEVER, that delivery of any such shares of Common Stock shall be deemed effected for all purposes when a stock transfer agent of the Corporation shall have deposited such certificates in the United States mail, addressed to Optionee, at the address set forth on the last page of this Agreement or to such other address as Optionee may from time to time designate in a written notice to the Corporation. The Optionee shall not be deemed for any purpose to be a shareholder of the Corporation in respect of any shares of Common Stock as to which the Option shall not have been exercised, as herein provided, until such shares of Common Stock have been issued to Optionee by the Corporation hereunder.

          5. PLAN PROVISIONS CONTROL OPTION TERMS; MODIFICATIONS. The Option is granted pursuant and subject to the terms and conditions of the Plan, the provisions of which are incorporated herein by reference. In the event any provision of this Agreement shall conflict with any of the terms in the Plan as constituted on the Date of Grant, the terms of the Plan as constituted on the Date of Grant shall control. Except as provided in Section 8.05 of the Plan, the Option shall not be modified after the Date of Grant except by express written agreement between the Corporation and the Optionee; PROVIDED, HOWEVER, that any such modification (a) shall not be inconsistent with the terms of the Plan, and (b) shall be approved by the Committee. No modifications may be made to the Option while the Optionee is subject to Section 16(b) of the Exchange Act except in compliance with Rule 16b-3.

          6. LIMITATIONS ON TRANSFER. The Option may not be assigned or transferred other than by will, by the laws of descent and distribution or pursuant to a qualified domestic relations order as defined by the Code, Title I of ERISA or the rules thereunder.

          7. TAXES. The Corporation shall be entitled to withhold (or secure payment from the Optionee in lieu of withholding) the amount of any withholding or other tax required by law to be withheld or paid by the Corporation with respect to any shares of Common Stock issuable under this Agreement, and the Corporation may defer issuance of shares of Common Stock upon the exercise of the Option unless the Corporation is indemnified to its satisfaction against any liability for any such tax. The amount of such withholding or tax payment shall be determined by the Committee or its delegate and shall be payable by the Optionee at such time as the Committee determines. The Optionee may satisfy his or her tax withholding obligation by the payment of cash to the Corporation and/or by the withholding from the Option, at the appropriate time, of a number of shares of Common Stock sufficient, based upon the Fair Market Value of such shares of Common Stock, to satisfy such tax withholding requirements. The Committee shall be authorized, in its sole discretion, to establish such rules and procedures relating to any such withholding methods as it deems necessary or appropriate, including, without limitation, rules and procedures relating to elections to have shares of Common Stock withheld upon exercise of the Option to meet such withholding obligations.

          8. NO EXERCISE IN VIOLATION OF LAW. Notwithstanding any of the provisions of this Agreement, the Optionee hereby agrees that he or she will not exercise the Option granted hereby, and that the Corporation will not be obligated to issue any shares of Common Stock to the
     Optionee hereunder, if the exercise thereof or the issuance of such shares of Common Stock shall constitute a violation by the Optionee or the Corporation of any provision of any law or regulation of any governmental authority. Any determination in this connection by the Committee shall be final, binding and conclusive.

          9.    SECURITIES  LAW COMPLIANCE.    The  Optionee  agrees, for  the
     Optionee  and his  or her  Beneficiaries, with respect  to all  shares of
     Common Stock acquired  pursuant to the  terms and conditions of  the Plan and the Option  (or any other shares of Common Stock issued pursuant to a stock dividend or  stock split thereon or  any securities issued  in lieu thereof or in substitution  or exchange therefor), that the  Optionee and his or  her Beneficiaries  will not sell  or otherwise  dispose of  these shares except pursuant  to an effective registration  statement under the


     Securities Act of 1933, as amended (the "Act"), or except in a transaction that, in the opinion of counsel for the Corporation, is exempt from registration under the Act. Further, the Corporation shall not be required to sell or issue any shares under the Option if, in the opinion of the Corporation, (a) the issuance of such shares would constitute a violation by the Optionee or the Corporation of any applicable law or regulation of any government authority or (b) the consent or approval of any governmental body is necessary or desirable as condition of, or in connection with, the issuance of such shares.

          10. ADJUSTMENTS. The existence of the Option shall not affect in any way the right or power of the Corporation or its directors or shareholders to make or authorize any or all adjustments, recapitalizations, reorganizations, or other changes in the Corporation's capital structure or its business, or any merger or consolidation of the Corporation, or any issuance of bonds, debentures, preferred stock or prior preference stock ahead of or affecting the Common Stock or the rights thereof, or dissolution or liquidation of the Corporation, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise.

          11.   DISPUTE RESOLUTION.   As a condition  of granting  the Option,
     the Optionee agrees, for the Optionee and his or her Beneficiaries, that any dispute or disagreement that may arise under or as a result of or pursuant to the Plan and the Option shall be determined by the Committee in its sole discretion, and any interpretation by the Committee of the terms of the Plan and Option shall be final, binding and conclusive.

          IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

     ATTEST:                         MID ATLANTIC MEDICAL SERVICES, INC.



     --------------------------      By:-------------------------------
                                        Joseph L. Guarriello,
                                        Executive Vice President,
                                        General Counsel and
                                        Secretary



                                     By:-------------------------------
                                        Member of the Compensation
                                        Committee


     WITNESS:                        OPTIONEE



     --------------------------      ----------------------------------
                                     George T. Jochum

                                 FACE SHEET

     Notice Addresses:

          Optionee:
                         George T. Jochum
                         4 Taft Court
                         Rockville, Maryland  20850

          Corporation:
                         Mid Atlantic Medical Services, Inc.
                         4 Taft Court
                         Rockville, Maryland 20850
                         Attention:  Secretary


     Grant Date:  --------------------

     Total Options Granted:  --------------

     Exercise Price per share of Common Stock:  $-----------

     Vesting Schedule:

                                         Number of Shares
          Date                           (Non-Cumulative)
          ----                           ----------------
       06/01/1997                           ----------
       06/01/1998                           ----------
       06/01/1999                           ----------

     Expiration Date:

          Optioned shares must  be purchased  within five (5)  years from  the
     date of  grant,  which is  -----------.   That is,  all  options must  be
     exercised by --------------.